I N V E S T O R P R E S E N TAT I O N FIRST QUARTER F ISCAL 2023 OCTOBER 27, 2022 Exhibit 99.3

Forward Looking Statements This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of COVID-19 on our business, financial condition or results of operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. 2

Kearny Financial Corp. NASDAQ: KRNY Market Cap: $741.2 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 45 full-service branches2 in 12 counties throughout New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of October 17, 2022 2 As of September 30, 2022 Source: S&P Global Market Intelligence & Company Filings 3

138 Years of Serving our Communities and Clients 4 1884 1941 1999 2003 2004 2005 2011 2014 2015 2017 2018 2020 Obtained Federal Charter Pulaski Bancorp Acquired Completed First-Step Mutual Conversion & IPO Atlas Bank Acquired MSB Financial Corp. Acquired Converted to NJ State -Chartered Savings Bank 2021 2022 Established Kearny Investment Services Completed Second- Step Conversion and $717.5M Stock Offering Clifton Bancorp Acquired Introduced Private Client Services Central Jersey Bancorp Acquired West Essex Bank Acquired Founded, Kearny, NJ Formed the KearnyBank foundation funded with $10M South Bergen Savings Bank Acquired

Financial Highlights Source: Company Filings 5 Balance Sheet ($ in billions) 2023Q1 2022Q4 Total Assets $7.89 $7.72 Total Loans $5.68 $5.44 Total Deposits $6.11 $5.86 Profitability and Performance Ratios ($ in millions, except per share data) 2023Q1 2022Q4 Net Income $16.5 $11.4 Earnings per share $0.25 $0.17 Net Interest Margin 2.69% 2.92% Return on Average Assets 0.85% 0.61% Return on Average Equity 7.38% 4.92% Return on Average Tangible Equity 9.70% 6.40%

Equity & Capitalization 1 Kearny Regulatory Capital Ratios as of September 30, 2022 are preliminary. 2 S&P U.S. Small Cap Banks Index comprised of 255 constituents, based on June 30, 2022 results. Source: Company Filings Equity Capitalization Level Regulatory Capital Ratios1,2 6 9.72% 13.86% 13.86% 14.49% 9.45% 11.47% 11.73% 14.12% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks 14.19% 13.29% 11.72% 9.06% 8.61% 16.99% 16.04% 14.32% 11.58% 11.09% 2019FY 2020FY 2021FY 2022FY 2023Q1 Tangible Common Equity / Tangible Assets Equity / Assets

$433 $502 $621 $751 $759 $69 $94 $122 $152 $160 $502 $596 $743 $903 $919 2019FY 2020FY 2021FY 2022FY 2023Q1 Repurchase of Common Stock Dividends Paid ($ millions) Capital Management 1 Since conclusion of second step conversion in May 2015. Source: Company Filings Repurchased 760 thousand shares during Fiscal 2023 Q1 at an average price of $11.44 per share 3.6 million shares remain available for repurchase pursuant to the current repurchase plan Cumulative Capital Returned to Stockholders1 7

Earnings Performance Earnings per Share Net Income & Return on Assets 8 $42.1 $45.0 $63.2 $67.5 $16.5 0.63% 0.67% 0.86% 0.93% 0.85% 0.00% 0.15% 0.30% 0.45% 0.60% 0.75% 0.90% 1.05% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2019FY 2020FY 2021FY 2022FY 2023Q1 Net Income ROAA ($ millions) $0.46 $0.55 $0.77 $0.95 $0.25 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2019FY 2020FY 2021FY 2022FY 2023Q1 GAAP EPS

$1,902 $1,773 $1,399 $1,116 $1,263 $302 $67 $479 $773 $797 $791 $907 $1,111 $1,053 $983 $843 $1,264 $1,902 $2,266 $2,382 $309 $419 $594 $654 $683 $4,147 $4,430 $5,485 $5,862 $6,108 2019FY 2020FY 2021FY 2022FY 2023Q1 Retail CDs Wholesale CDs Savings Interest bearing DDA Noninterest bearing DDA QTD Cost of Deposits 0.81% 11.2% 39.0% 16.1% 20.7% 13.0% Deposits 1 For the quarter ended September 30, 2022. Source: S&P Global Market Intelligence & Company Filings Deposit Composition1 Deposit Growth Consolidated 25% of branches over a three-year period Non-interest bearing deposits increased $29 million, or 4.5% during Fiscal 2023 Q1 ($ millions) 9

29.4% 0.8% 45.2% 18.3% 2.9% 0.1%3.3% 1-4 Family Home Equity Multifamily CRE Construction Consumer Commercial Portfolio Lending 1 For the quarter ended September 30, 2022. 2 As of September 30, 2022 Source: S&P Global Market Intelligence & Company Filings Loan Composition1 Geographic Distribution2Loan Growth New York 36.1% New Jersey 55.4% Pennsylvania 5.0% Other 3.5% 10 QTD Yield on Loans 3.81% $1,440 $1,356 $1,496 $1,688 $1,710 $1,946 $2,060 $2,039 $2,409 $2,570 $1,259 $961 $1,079 $1,020 $1,041 $4,731 $4,540 $4,880 $5,437 $5,676 2019FY 2020FY 2021FY 2022FY 2023Q1 1-4 Family Multi-family CRE C&D Other Grew net loans by 4.4% from the prior quarter ended June 30, 2022 The weighted average loan-to-value ratio1 for our real estate secured loans is 61%

Asset Quality 1 As of September 30, 2022; amounts shown in millions. 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 11 0.31% 0.55% 1.10% 1.19% 0.98% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2019FY 2020FY 2021FY 2022FY 2023Q1 0.02% 0.00% 0.03% 0.07% 0.01% -0.05% 0.00% 0.05% 0.10% 0.15% 2019FY 2020FY 2021FY 2022FY 2023Q1 $33.3 $37.3 $58.2 $47.1 $47.6 0.70% 0.82% 1.19% 0.87% 0.84% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2019FY 2020FY 2021FY 2022FY 2023Q1 ACL Balance ACL to Total Loans Receivable ($ millions) $26.4 $31.4 $0.3 $1.4 $9.0 $0.1 Multi-family Non-Residential Commercial Construction Residential Home Equity NPL's $68.6MM

M&A History and Strategy Experienced and disciplined acquirer and integrator Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focus on limiting tangible book value dilution and earn- back periods while generating strong EPS accretion and operating leverage 12

Select Technology Partners 13